[LOGO OF STRATTON MUTUAL FUNDS]

Semi-Annual Report

June 30,2000

--------------------------
  STRATTON MUTUAL FUNDS
--------------------------
Stability.Strategy.Success

                                                            [LOGO OF FIRST DATA]
DEAR FELLOW SHAREHOLDER:

For the second quarter of 2000, the broad general stock market outperformed the S&P 500 Index; Technology stocks, as measured by NASDAQ, underperformed the market. This continues a trend which began on March 10, 2000. We view that date as the inflection point in which the strong two year growth market in Technology stocks, ended and the market focused it's attention on the severely depressed, value-oriented issues. Within the broad general category of value stocks, various industries with economically defensive characteristics performed best. These industries include food and beverage (+15%), drugs and healthcare (+23%) and energy (+5%) stocks. The value groups which underperformed were those associated with business cycle sensitivity. These include basic materials (-15%), consumer durables (-13%) and bank stocks (-5%) that were subject to increasing worries about loan defaults as the economy softened.

At each of the last three meetings of the Federal Reserve Open Market Committee, the Federal Reserve Board has raised interest rates for a total of one hundred basis points. This has been done to take the steam out of the economy and reduce the GDP growth rate from an unsustainable 5% to a more reasonable 3%. Because the activities of the Fed have had a significant influence in slowing down some of the interest rate sensitive areas of the economy, the Fed in their recent June board meeting chose not to raise rates, despite their continued concern about inflation. They will review this position at their August 22nd meeting. The Fed has to take into account the fact that the federal government budget surplus continues to grow at a rapid rate. While this is very positive for balanced budget economics, the budget surplus acts as an additional fiscal drag on the economy. Combining this with monetary policy rate increases, we should see a significant slowdown in the coming months in consumer confidence and ultimately in consumer spending.

Virtually all areas of the energy market have shown sharp price increases over a year ago. OPEC has effectively restricted the supply of crude oil and witnessed the price of crude oil rise from $15 to $30 per barrel. Natural gas prices have doubled over the same period of time. This has two impacts on the economy. The first is the obvious; consumers and industry are spending more cash for energy consumption, which means less funds are available for other spending. The second is that energy costs are very visible to the consumer, especially gasoline and home heating costs; we would expect this to be a negative to consumer confidence going forward.

The stock market is exhibiting much greater volatility than recent prior markets, when you consider that overall the direction of the stock market has been basically trendless for the last six months. What this produces for investment managers are opportunities to sell stocks after they have appreciated sharply and met our price targets, even though this occurs in a short period of time.

With mixed feelings we announce that Frank Reichel will resign as President of the Stratton Small-Cap Value Fund on August 15th to move to similar responsibilities with a much larger investment management firm in the South. Frank has been with us for fifteen years and has contributed significantly to both our research and investment management activities. The Board of Directors of the Funds has elected me as President and Gerald Van Horn as Vice President of the Stratton Small-Cap Value Fund. Jerry has been with us for two years and has been the active research force for the portfolio companies comprising the Stratton Small-Cap Value Fund. We know that Frank will be very successful in his new endeavors and we wish him well.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
July 27, 2000

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

The second quarter of 2000 was an excellent one for Stratton Growth Fund. Our relative performance was quite good considering the poor performance of the NASDAQ Market and the Technology stocks. We continue to believe that the turn toward value investing on March 10th was the beginning of a long-term trend that has years to run.

During the quarter our best performing holding was C&D Technologies; we allowed that position to appreciate without cutting it back. The earnings gains in the company have been spectacular and it has been discovered by the growth stock investing funds as a formidable force in the packaged power industry. During the quarter we made a new substantial investment in Penn Virginia Corp., which we believe is an undiscovered way of playing the strong pricing trends in the natural gas industry. We initiated a new holding in Electronic Data Systems Corp. after that stock's price corrected sharply as a result of some disappointment in revenue growth. We also added relatively small new positions in Georgia-Pacific Group, a diversified forest products company, and Tenet Healthcare Corp., a national hospital delivery system.

The basic structure of our portfolio did witness a shift as Technology became our number one industry in the portfolio with 17.7% of assets followed closely by Banking with 16.9%, Insurance 12.2%, Health Care 11.4% and Energy 9.2%. Our turnover ratio on an annualized basis rose to 57.94%, which is partially a function of the volatility in today's stock market. Expenses remained at a relatively low level of 1.25%.

In June of 2000, capital gains distributions of $1.73 per share and income dividends of $0.15 per share totaling $1.88 per share, were distributed to shareholders. The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.


                                    [GRAPH]

                                             Reinvestment of
                          Original Share     Income Dividends     Capital gains

73-74                                0                43                7,630
75-76                                0               458               11,280
77-78                                0             1,217               14,155
79-80                                0             2,147               14,597
81-82                                0             3,703               17,299
83-84                                0             6,347               24,755
85-86                            3,857            10,805               38,310
87-88                           10,945            11,062               30,774
89-90                           22,901            14,859               31,059
91-92                           27,527            21,871               32,464
93-94                           35,156            26,652               32,622
95-96                           60,327            41,919               42,938
5/31/96-12/31/96                66,844            44,981               42,654
12/31/97                        52,749            58,992               98,447
12/31/98                        53,823            63,997              116,451
12/31/99                        46,177            57,713              108,613
6/30/00                         45,798            58,310              120,064

                          Average Annual Total Return
                          for the period ended 6/30/00

                               1 year     (4.55%)
                               5 year    +14.46
                              10 year    +12.57
                              15 year    +12.06
                              20 year    +13.70
                              25 year    +13.01

 Past performance is not predictive of future performance.
* Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           June 30, 2000 March 31, 2000
-------------------------------------------------------
Total Net Assets            $43,704,293   $38,224,463
-------------------------------------------------------
Net Asset Value Per Share        $28.99        $28.13
-------------------------------------------------------
Shares Outstanding            1,507,669     1,358,664
-------------------------------------------------------
Number of Shareholders            1,022         1,060
-------------------------------------------------------
Average Size Account            $42,763       $36,061
-------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

New Holdings                           Eliminated Holdings
------------------------------------------------------------------------
Electronic Data Systems Corp. (3.8%*)  Briggs & Stratton Corp.
Georgia-Pacific Group (1.2%*)          Federated Department Stores, Inc.
Penn Virginia Corp. (4.5%*)            Ford Motor Co.
Tenet Healthcare Corp. (1.9%*)         SouthTrust Corp.
                                       Washington Mutual, Inc.
                                       Weyerhaeuser Co.

* Percentage of Total Net Assets.

Ten Largest Holdings June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                               Market Value Percent of TNA
----------------------------------------------------------
C&D Technologies, Inc.         $ 6,090,700       13.9%
----------------------------------------------------------
American General Corp.           2,873,100        6.6
----------------------------------------------------------
Commerce Bancorp, Inc. (NJ)      2,647,467        6.0
----------------------------------------------------------
Baxter International, Inc.       2,109,375        4.8
----------------------------------------------------------
American Home Products Corp.     2,056,250        4.7
----------------------------------------------------------
Penn Virginia Corp.              1,970,000        4.5
----------------------------------------------------------
PNC Financial Services Group     1,875,000        4.3
----------------------------------------------------------
Electronic Data Systems Corp.    1,650,000        3.8
----------------------------------------------------------
Kimberly-Clark Corp.             1,606,500        3.7
----------------------------------------------------------
Pitney Bowes, Inc.               1,600,000        3.7
----------------------------------------------------------
                               $24,478,392       56.0%
----------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
For the three months ended June 30, 2000, SMDS again turned in a respectable performance with a total return of +10.95%. The Fund kept pace with the +10.37% return of The Morgan Stanley REIT Index ("RMS"). For the first six months of 2000, SMDS is up +11.67%, while the RMS is up +13.31%. The NAREIT Equity Index for the six-month period ending June 30, 2000 is up +13.18%.

Our outlook for the REIT sector is very positive. As the broad markets have continued to experience heightened volatility, the REITs have quietly rebounded, driven by renewed interest from investors seeking both stability and long-term value. We believe that REITs will continue to grow at a reasonable pace, and that the underlying businesses will continue to flourish even in a less vigorous economic climate. If the current strength of the economy continues, it could have a positive effect on businesses (office/industrial rents) and consumer confidence (retail rents and lodging rates). If rates edge up, building may slow slightly, which can be positive for existing property owners. While higher interest rates can have a dampening effect on REIT earnings because of higher borrowing costs, they also tend to make new development and new construction less attractive. Overbuilding has always been negative for REIT performance. So, if higher rates do curtail some new projects, current rental rates can prevail and REIT earnings can be maintained. The overall condition of the securities in the portfolio is good, and we are hopeful that the Fund will continue to perform well through the end of the year.

We eliminated two holdings during the quarter--Bradley Real Estate and Western Properties Trust. Bradley Real Estate announced its intention to be acquired by Heritage Property Investment Trust, a private company. The stock price rose on the news and we sold our position. At the end of the first quarter, we had begun moving out of Western Properties Trust, as we saw no near term catalyst for growth in its portfolio due to continued pressure from several major tenant bankruptcies. Often a tenant bankruptcy can be good for a strip center or mall as it allows management to bring in a better quality, higher paying tenant, but it must be done quickly, so that the income stream to the REIT is not disrupted. We have made a concerted effort to trim our retail exposure as we felt it had edged up during the course of the first six months. Currently, our largest sectors are Office/Industrial at 19.9%; Apartments at 17.1%; and Lodging at 15.4%.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.


                                    [GRAPH]

                                          Reinvestment of      Reinvestments of
                     Original Shares      Income Dividends      Capital Gains

                81        9,113                  583
                82        9,354                1,641
                83       10,808                3,107
                84       10,667                4,379
                85       11,795                6,627
                86       14,604               10,328
                87       16,320               13,744                  503
                88       13,181               13,041                1,043
                89       12,824               15,044                1,015
                90       12,861               17,513                1,018
                91       12,084               19,388                  956
                92       14,609               26,570                1,156
                93       15,701               31,818                1,242
                94       15,060               33,590                1,192
                95       13,039               32,499                1,032
                96       14,383               39,890                1,138
1/31/96-12/31/96*        14,399               43,821                1,139
          12/31/97       15,879               52,959                1,257
          12/31/98       13,008               47,819                1,029
          12/31/99       11,170               45,934                  884
           6/30/00       11,921               51,890                  943

                           Average Annual Total Return
                          for the period ended 6/30/00

                               1 year    (0.05%)
                               5 year    +5.85
                              10 year    +7.34
                              15 year    +7.45
                              20 year    +9.87

Past performance is not predictive of future performance.

* Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           June 30, 2000 March 31, 2000
-------------------------------------------------------
Total Net Assets            $61,303,920   $57,308,814
-------------------------------------------------------
Net Asset Value Per Share        $22.71        $20.93
-------------------------------------------------------
Shares Outstanding            2,699,921     2,738,642
-------------------------------------------------------
Number of Shareholders            3,092         3,219
-------------------------------------------------------
Average Size Account            $19,827       $17,803
-------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

Eliminated Holdings

------------------------------------------------------
Bradley Real Estate, Inc. Conv. Preferred Class A
Western Properties Trust


Ten Largest Holdings June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                      Market Value Percent of TNA
-----------------------------------------------------------------
Liberty Property Trust                $ 3,112,500        5.1%
-----------------------------------------------------------------
Mack-Cali Realty Corp.                  2,825,625        4.6
-----------------------------------------------------------------
Gables Residential Trust                2,581,250        4.2
-----------------------------------------------------------------
Colonial Properties Trust               2,463,750        4.0
-----------------------------------------------------------------
Glimcher Realty Trust                   2,371,875        3.9
-----------------------------------------------------------------
FelCor Lodging Trust, Inc.              2,321,563        3.8
-----------------------------------------------------------------
Mid-Atlantic Realty Trust               2,300,000        3.7
-----------------------------------------------------------------
Health Care Property Investors, Inc.    2,180,000        3.6
-----------------------------------------------------------------
Health Care REIT, Inc.                  2,112,500        3.4
-----------------------------------------------------------------
First Industrial Realty Trust, Inc.     2,065,000        3.4
-----------------------------------------------------------------
                                      $24,334,063       39.7%
-----------------------------------------------------------------

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund rebounded in the second quarter outperforming both the Russell 2000 and the Russell 2000 Value indices. Your Fund was up +5.10% for the quarter outpacing the Russell 2000 Index which was down -3.78% for the same period. The Russell 2000 Value Index was up +1.95% for the quarter and the broader market, as depicted by the S&P 500 Index, was down -0.47%. Year-to-date your Fund is up +1.85% versus the Russell 2000 Index at +3.04% as the Technology sector boosted that index earlier in the year.

During the quarter we trimmed some of our oversized positions that had performed well for us year-to-date. Names that were reduced included Bel Fuse, Florida Rock Industries, Morrison Management Specialists, Technitrol and True North Communications. We also eliminated Activision, Lay-Z-Boy, and Oshkosh Truck Corp. due to changes in their earnings prospects. New purchases included Basin Exploration (an oil and gas development company), InFocus Corp. (the leading producer of LCD projectors), SLI, Inc. (a high-tech lighting manufacturer). Other purchases included additions to our existing holdings.

Financial Services is still our largest industry sector at 22.1%, which is above the Russell 2000 at 16.4% but below the Russell 2000 Value's Index weighting of 31.4%. Our next largest industry sector is Materials & Processing at 17.3%, followed by Technology at 12.0% and Consumer Discretionary & Services at 10.2%. Energy stocks make up 7.8% of the portfolio at quarter end and have benefited from strong oil and gas pricing. Our only REIT in the portfolio, Pacific Gulf Properties, is selling its industrial properties and liquidating at a 28% premium to its year-end closing price of $20.25.

We continue to be encouraged by the apparent change in market leadership from growth to value stocks which began on March 10, 2000. While the economy remains strong and the Federal Reserve has interest rates in a holding pattern until after the election, this market remains incredibly volatile. It is not uncommon for individual stocks to move up or down 20% on no news. With our valuation models in place, we plan to take advantage of pricing anomalies in the market to seek out the best potential returns for our shareholders. Moreover, small cap value stocks are as cheap as they have ever been relative to the overall market. The opportunity exists for a significant rebound to normal valuation levels.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.


                                    [GRAPH]

                                            Reinvestment of    Reinvestments of
                         Original Shares    Income Dividends    Capital Gains

              Apr-93         10,000
             3/31/94         10,376               158
             3/31/95         10,352               402
             3/31/96         12,780               789
  3/31/96-12/31/96*          13,432             1,067                813
            12/31/97         17,976             1,633              2,190
            12/31/98         16,088             1,626              1,995
            12/31/99         15,552             1,840              1,928
             6/30/00         15,840             1,874              1,964

                          Average Annual Total Return
                          for the period ended 6/30/00

                               1 year              (4.98%)
                               3 year             + 2.42
                               5 year             +11.41
                               Since Inception
                               (4/12/93)          + 9.85

Past performance is not predictive of future performance.

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                           June 30, 2000 March 31, 2000
-------------------------------------------------------
Total Net Assets            $34,005,198   $33,028,461
-------------------------------------------------------
Net Asset Value Per Share        $19.80        $18.84
-------------------------------------------------------
Shares Outstanding            1,717,170     1,753,129
-------------------------------------------------------
Number of Shareholders            1,090         1,148
-------------------------------------------------------
Average Size Account            $31,197       $28,770
-------------------------------------------------------

Portfolio Changes For the Quarter Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

New Holdings                     Eliminated Holdings
------------------------------------------------------------
Basin Exploration, Inc. (2.1%*)  Activision, Inc.
InFocus Corp. (2.4%*)            La-Z-Boy, Inc.
SLI, Inc. (1.1%*)                Oshkosh Truck Corp. Class B

* Percentage of Total Net Assets.

Ten Largest Holdings June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                             Market Value Percent of TNA
------------------------------------------------------------------------
Bel Fuse, Inc. Class B                        $1,203,750        3.5%
------------------------------------------------------------------------
Primex Technologies, Inc.                      1,100,000        3.2
------------------------------------------------------------------------
Penn Virginia Corp.                              985,000        2.9
------------------------------------------------------------------------
Mitchell Energy & Development Corp. Class A      963,750        2.8
------------------------------------------------------------------------
Eaton Vance Corp.                                925,000        2.7
------------------------------------------------------------------------
Tidewater, Inc.                                  900,000        2.7
------------------------------------------------------------------------
Quixote Corp.                                    900,000        2.7
------------------------------------------------------------------------
Florida Rock Industries, Inc.                    890,625        2.6
------------------------------------------------------------------------
Technitrol, Inc.                                 871,875        2.6
------------------------------------------------------------------------
True North Communications, Inc.                  851,250        2.5
------------------------------------------------------------------------
                                              $9,591,250       28.2%
------------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted on other important characteristics such as the earnings outlook, management strengths, and industry competitive position.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

  . Average gross portfolio yield will normally exceed the S&P 500 by more than 30%.

  .  Approximately 35 companies are held.

  . By combining below average valuation with low price volatility (beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities. Under normal conditions, the Fund will invest at least 65% of its assets in the equity securities of real estate investment trusts ("REITs").

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend paying companies so important to the Fund's portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

  .  The portfolio is comprised of high dividend paying securities.

  .  Approximately 40 companies are held.

  . SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

What is the Fund's investment objective?

The primary objective of SSCV is to achieve both dividend income and capital appreciation. The Fund seeks to achieve this objective by investing its assets in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the Fund to buy, small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor attempts to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth. A three-step process is employed that focuses on stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value.

Why are value stocks so important to the Fund's portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

  . Fundamental valuation parameters such as price-to-earnings and price-to-cash flow should be at a significant discount to the average small-cap company. The Fund currently trades at approximate one half of the P/E of the Russell 2000 Index.

  .  Approximately 45 companies are held.

  . By combining discounted valuations with lower than average betas (low price volatility), SSCV seeks to produce strong relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks which tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity and other reasons.

SCHEDULE OF INVESTMENTS June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares     (Note 1)
                                                          --------- -----------

COMMON STOCKS - 92.6%
Banking/Financial - 16.9%
AmSouth Bancorp..........................................   20,000  $   315,000
Comerica, Inc. ..........................................   22,500    1,009,688
Commerce Bancorp, Inc. (NJ)..............................   59,327    2,647,467
First Union Corp. .......................................   31,512      781,891
PNC Financial Services Group.............................   40,000    1,875,000
Summit Bancorp, Inc. ....................................   30,000      738,750
                                                                    -----------
                                                                      7,367,796
                                                                    -----------
Basic Materials - 1.2%
Georgia-Pacific Group....................................   20,000      525,000
                                                                    -----------
Business Services - 5.6%
Diebold, Inc. ...........................................   30,000      836,250
Pitney Bowes, Inc. ......................................   40,000    1,600,000
                                                                    -----------
                                                                      2,436,250
                                                                    -----------
Consumer Durables - 1.1%
Whirlpool Corp. .........................................   10,000      466,250
                                                                    -----------
Consumer Non-Durables - 6.2%
Anheuser-Busch Companies, Inc. ..........................   15,000    1,120,313
Kimberly-Clark Corp. ....................................   28,000    1,606,500
                                                                    -----------
                                                                      2,726,813
                                                                    -----------
Consumer Services - 4.6%
American Express Co. ....................................   21,000    1,094,625
H&R Block, Inc. .........................................   15,000      485,625
The Hertz Corp. Class A..................................   15,000      420,937
                                                                    -----------
                                                                      2,001,187
                                                                    -----------
Distribution - 3.5%
IKON Office Solutions, Inc. .............................  400,000    1,550,000
                                                                    -----------
Energy - 9.2%............................................
Penn Virginia Corp. .....................................   80,000    1,970,000
The Coastal Corp. .......................................   25,000    1,521,875
USX-Marathon Group.......................................   22,000      551,375
                                                                    -----------
                                                                      4,043,250
                                                                    -----------
Health Care - 11.4%
American Home Products Corp. ............................   35,000    2,056,250
Baxter International, Inc. ..............................   30,000    2,109,375
Tenet Healthcare Corp.+..................................   30,000      810,000
                                                                    -----------
                                                                      4,975,625
                                                                    -----------

                                                                    Market
                                                       Number of     Value
                                                         Shares     (Note 1)
                                                       ---------- -----------

Insurance/Services - 12.2%
American General Corp. ...............................     47,100 $ 2,873,100
Aon Corp. ............................................     33,750   1,048,359
Jefferson-Pilot Corp. ................................     12,500     705,469
Lincoln National Corp. ...............................     20,000     722,500
                                                                  -----------
                                                                    5,349,428
                                                                  -----------
Retailing - 3.0%
The Limited, Inc. ....................................     60,000   1,297,500
                                                                  -----------
Technology - 17.7%....................................
C&D Technologies, Inc. ...............................    107,800   6,090,700
Electronic Data Systems Corp. ........................     40,000   1,650,000
                                                                  -----------
                                                                    7,740,700
                                                                  -----------
Total Common Stocks
 (cost $23,986,780)...................................             40,479,799
                                                                  -----------
                                                       Principal
                                                         Amount
                                                       ----------
SHORT-TERM NOTES - 8.5%
Chevron USA, Inc.
 6.62%, due 07/05/00.................................. $2,094,000   2,092,460
General Electric Capital Corp.
 6.40%, due 07/03/00..................................  1,622,000   1,621,423
                                                                  -----------
Total Short-Term Notes
 (cost $3,713,883)....................................              3,713,883
                                                                  -----------
Total Investments - 101.1%
 (cost $27,700,663*)..................................             44,193,682
Liabilities in Excess of Cash and Other Assets -
  (1.1%)..............................................               (489,389)
                                                                  -----------
NET ASSETS - 100.00%..................................            $43,704,293
                                                                  ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $27,700,663; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $17,613,270
Gross unrealized depreciation......................................  (1,120,251)
                                                                    -----------
 Net unrealized appreciation....................................... $16,493,019
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 91.9%
Apartments - 17.1%
Cornerstone Realty Income Trust, Inc. ...................  130,000  $ 1,300,000
Gables Residential Trust.................................  100,000    2,581,250
Home Properties of New York, Inc. .......................   50,000    1,500,000
Post Properties, Inc. ...................................   30,000    1,320,000
Smith (Charles E.) Residential Realty, Inc. .............   35,000    1,330,000
Summit Properties, Inc. .................................   59,000    1,239,000
United Dominion Realty Trust, Inc. ......................  110,000    1,210,000
                                                                    -----------
                                                                     10,480,250
                                                                    -----------
Diversified  - 10.6%
Colonial Properties Trust................................   90,000    2,463,750
EastGroup Properties, SBI................................   90,000    1,895,625
Meditrust Corp. .........................................  300,000    1,125,000
Pacific Gulf Properties, Inc. ...........................   40,000    1,002,500
                                                                    -----------
                                                                      6,486,875
                                                                    -----------
Health Care - 7.0%
Health Care Property Investors, Inc. ....................   80,000    2,180,000
Health Care REIT, Inc. ..................................  130,000    2,112,500
                                                                    -----------
                                                                      4,292,500
                                                                    -----------
Lodging - 15.4%
FelCor Lodging Trust, Inc. ..............................  115,000    2,321,563
Hospitality Properties Trust.............................   60,000    1,353,750
Innkeepers USA Trust ....................................  200,000    1,825,000
Jameson Inns, Inc. ......................................  160,000    1,180,000
RFS Hotel Investors, Inc. ...............................  125,000    1,468,750
Winston Hotels, Inc. ....................................  175,000    1,312,500
                                                                    -----------
                                                                      9,461,563
                                                                    -----------
Net Lease - 4.0%
Franchise Finance Corp. of America.......................   65,000    1,495,000
iStar Financial, Inc. ...................................   46,000      963,125
                                                                    -----------
                                                                      2,458,125
                                                                    -----------
Office/Industrial - 19.9%
First Industrial Realty Trust, Inc. .....................   70,000    2,065,000
HRPT Properties Trust....................................   90,000      624,375
Liberty Property Trust...................................  120,000    3,112,500
Mack-Cali Realty Corp. ..................................  110,000    2,825,625
ProLogis Trust...........................................   75,000    1,598,437
SL Green Realty Corp. ...................................   75,000    2,006,250
                                                                    -----------
                                                                     12,232,187
                                                                    -----------

                                                                     Market
                                                        Number of     Value
                                                          Shares    (Note 1)
                                                        ---------- -----------

Regional Malls - 7.2%
Glimcher Realty Trust..................................    165,000 $ 2,371,875
Mills Corp. ...........................................    108,700   2,044,919
                                                                   -----------
                                                                     4,416,794
                                                                   -----------
Shopping Centers - 10.7%
Developers Diversified Realty Corp. ...................     95,000   1,419,062
IRT Property Co. ......................................    166,000   1,411,000
Mid-Atlantic Reatly Trust..............................    230,000   2,300,000
New Plan Excel Realty Trust, Inc. .....................    108,000   1,404,000
                                                                   -----------
                                                                     6,534,062
                                                                   -----------
Total Common Stocks
 (cost $63,386,442)....................................             56,362,356
                                                                   -----------
PREFERRED STOCKS - 1.7%
Kimco Realty Corp. - Depositary Shares Class D (cost
 $1,047,537)...........................................     40,000   1,047,500
                                                                   -----------
                                                        Principal
                                                          Amount
                                                        ----------
SHORT-TERM NOTES - 2.5%
Associates Corp. 6.58%, due 07/03/00 (cost
 $1,530,440)........................................... $1,531,000   1,530,440
                                                                   -----------
Total Investments - 96.1%
 (cost $65,964,419*)...................................             58,940,296
Cash and Other Assets
 Less Liabilities - 3.9%...............................              2,363,624
                                                                   -----------
NET ASSETS - 100.00%...................................            $61,303,920
                                                                   ===========

--------
* Aggregate cost for federal income tax purposes is $65,964,419; and net unrealized depreciation is as follows:

Gross unrealized appreciation..................................... $ 2,955,928
Gross unrealized depreciation.....................................  (9,980,051)
                                                                   -----------
 Net unrealized depreciation...................................... $(7,024,123)
                                                                   ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 94.0%
Autos & Transportation - 8.1%
AAR Corp. ...............................................   45,000  $   540,000
A.O. Smith Corp. ........................................   25,000      523,438
Polaris Industries, Inc. ................................   25,000      800,000
Tidewater, Inc. .........................................   25,000      900,000
                                                                    -----------
                                                                      2,763,438
                                                                    -----------
Consumer Discretionary
 & Services - 10.2%
Brightpoint, Inc.+.......................................   55,000      476,094
Deb Shops, Inc. .........................................   40,000      500,000
IKON Office Solutions, Inc. .............................  130,000      503,750
LSI Industries, Inc. ....................................   45,000      683,437
Primesource Corp. .......................................   90,000      455,625
True North Communications, Inc...........................   20,000      851,250
                                                                    -----------
                                                                      3,470,156
                                                                    -----------
Financial Servies - 22.1%
American Bank of Connecticut.............................   25,000      493,750
Avis Group Holdings, Inc.+...............................   21,500      403,125
Blanch (E.W.) Holdings, Inc. ............................   13,000      264,063
Colonial BancGroup, Inc. ................................   50,000      481,250
Commerce Bancorp, Inc. (NJ)..............................   14,704      656,166
Community Bank Systems, Inc. ............................   20,000      443,750
Dain Rauscher Corp. .....................................   10,000      660,000
Donegal Group, Inc. .....................................   61,299      352,469
Eaton Vance Corp. .......................................   20,000      925,000
First Essex Bancorp, Inc. ...............................   25,000      398,437
First Financial Holdings, Inc. ..........................   18,000      247,500
National Data Corp. .....................................   20,000      460,000
Pacific Gulf Properties, Inc. ...........................   13,000      325,812
Southwest Securities Group, Inc. ........................   15,620      581,845
United Bankshares, Inc. .................................   20,000      363,750
Webster Financial Corp. .................................   20,000      443,750
                                                                    -----------
                                                                      7,500,667
                                                                    -----------
Health Care - 6.6%
CONMED Corp.+............................................   15,000      388,125
Morrison Management
 Specialists, Inc. ......................................   30,000      845,625
Respironics, Inc.+.......................................   25,000      450,000
Henry Schein, Inc.+......................................   32,000      552,000
                                                                    -----------
                                                                      2,235,750
                                                                    -----------

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

Materials & Processing - 17.3%
Florida Rock Industries, Inc. ...........................  25,000   $   890,625
Glatfelter (P.H.) Co. ...................................  20,000       203,750
Hughes Supply, Inc. .....................................  30,000       592,500
Owens Corning............................................  30,000       277,500
Primex Technologies, Inc. ...............................  50,000     1,100,000
Quixote Corp. ...........................................  60,000       900,000
Republic Group, Inc. ....................................  45,000       405,000
Schawk, Inc. ............................................  34,300       321,563
SLI, Inc. ...............................................  30,000       363,750
Velcro Industries, N.V. .................................  76,000       836,000
                                                                    -----------
                                                                      5,890,688
                                                                    -----------
Other - 1.0%
Foster Wheeler Corp. ....................................  40,000       345,000
                                                                    -----------
Other Energy - 7.8%
Basin Exploration, Inc.+.................................  40,000       715,000
Mitchell Energy & Development Corp. Class A..............  30,000       963,750
Penn Virginia Corp. .....................................  40,000       985,000
                                                                    -----------
                                                                      2,663,750
                                                                    -----------
Producer Durables - 4.1%
Belden, Inc. ............................................  20,000       512,500
Technitrol, Inc. ........................................   9,000       871,875
                                                                    -----------
                                                                      1,384,375
                                                                    -----------
Technology - 12.0%
Anixter International Inc.+..............................  20,000       530,000
Bel Fuse, Inc. Class B...................................  45,000     1,203,750
The BISYS Group, Inc.+...................................  10,000       615,000
InFocus Corp.+...........................................  25,000       804,687
Park Electrochemical Corp. ..............................  15,000       540,938
Pioneer-Standard Electronics, Inc. ......................  27,000       398,250
                                                                    -----------
                                                                      4,092,625
                                                                    -----------
Utilities - 4.8%
Energen Corp. ...........................................  30,000       654,375
Minnesota Power, Inc. ...................................  20,000       386,250
Price Communications Corp.+..............................  25,000       589,062
                                                                    -----------
                                                                      1,629,687
                                                                    -----------
Total Common Stocks
 (cost $27,524,580)......................................            31,976,136
                                                                    -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                                       Market
                          Principal     Value
                            Amount    (Note 1)
                          ---------- -----------
SHORT-TERM NOTES - 6.0%
American Express Credit
 Corp.
 6.60%, due 07/05/00....  $1,192,000   1,191,126
General Electric Capital
 Corp.
 6.51%, due 07/10/00....     850,000     848,617
                                     -----------
Total Short-Term Notes
 (cost $2,039,743)......               2,039,743
                                     -----------
Total Investments -
  100.0%
 (cost $29,564,323*)....              34,015,879
Liabilities in Excess of
 Cash and Other Assets -
  0.0%..................                 (10,681)
                                     -----------
NET ASSETS - 100.00%....             $34,005,198
                                     ===========

--------
+ Non-income producing security
* Aggregate cost for federal income tax purposes is $29,564,323; and net unrealized appreciation is as follows:

Gross unrealized appreciation.................................      $ 7,937,513
Gross unrealized depreciation.................................       (3,485,957)
                                                                    -----------
 Net unrealized appreciation..................................      $ 4,451,556
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (unaudited)

                                               SGF        SMDS         SSCV
                                           ----------- -----------  -----------
ASSETS:
  Investments in securities at value (cost
   $27,700,663, $65,964,419, and
   $29,564,323, respectively) (Note 1).... $44,193,682 $58,940,296  $34,015,879
  Cash....................................       1,968       1,520      215,188
  Dividends and interest receivable.......      33,748     550,294       52,220
  Receivable for shares sold..............         --    1,902,067          --
  Receivable for securities sold..........         --    1,112,363          --
                                           ----------- -----------  -----------
    Total Assets..........................  44,229,398  62,506,540   34,283,287
                                           ----------- -----------  -----------
LIABILITIES:
  Accrued expenses and other liabilities..      54,206      84,231       35,067
  Payable for shares redeemed.............       6,399         --         4,522
  Payable for investment securities
   purchased..............................     464,500   1,118,389      238,500
                                           ----------- -----------  -----------
  Total Liabilities.......................     525,105   1,202,620      278,089
                                           ----------- -----------  -----------
NET ASSETS:
  Applicable to 1,507,669, 2,699,921, and
   1,717,170 shares outstanding,
   respectively/1....................../.. $43,704,293 $61,303,920  $34,005,198
                                           =========== ===========  ===========
  Net asset value, offering and redemption
   price per share........................ $     28.99 $     22.71  $     19.80
                                           =========== ===========  ===========
SOURCE OF NET ASSETS:
  Paid-in capital......................... $26,584,623 $84,853,741  $28,198,272
  Undistributed net investment income
   (loss).................................       8,778    (119,933)     235,136
  Accumulated net realized gain (loss) on
   investments............................     617,873 (16,405,765)   1,120,234
  Net unrealized appreciation
   (depreciation) of investments..........  16,493,019  (7,024,123)   4,451,556
                                           =========== ===========  ===========
    Net Assets............................ $43,704,293 $61,303,920  $34,005,198
                                           =========== ===========  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000 (unaudited)

                                                SGF        SMDS        SSCV
                                             ---------- ----------  ----------
INCOME:
  Dividends................................. $  418,685 $2,799,739  $  322,367
  Interest..................................     54,538     78,755      47,146
                                             ---------- ----------  ----------
    Total Income............................    473,223  2,878,494     369,513
                                             ---------- ----------  ----------
EXPENSES:
  Accounting/Pricing services fees..........     16,364     16,317      16,177
  Administration services fees..............     14,264     16,415      13,610
  Advisory fees (Note 2)....................    138,842    178,024      48,340
  Audit fees................................      8,529     12,084       3,908
  Custodian fees............................      5,313      7,195       5,658
  Directors' fees...........................      6,851     10,007       5,642
  Legal fees................................      1,658      2,465       1,431
  Miscellaneous fees........................      2,082      2,964       1,872
  Printing and postage fees.................      4,251      7,214       3,656
  Registration fees.........................     15,702     16,918      15,702
  Shareholder services fees.................     28,504     77,433      33,109
  Taxes other than income taxes.............      1,675      2,350       1,375
                                             ---------- ----------  ----------
    Total Expenses..........................    244,035    349,386     150,480
                                             ---------- ----------  ----------
      Net Investment Income.................    229,188  2,529,108     219,033
                                             ---------- ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on investments...    620,176   (721,089)  1,244,624
  Net increase (decrease) in unrealized
   appreciation on investments..............    729,542  4,934,563    (903,647)
                                             ---------- ----------  ----------
  Net gain on investments...................  1,349,718  4,213,474     340,977
                                             ---------- ----------  ----------
    Net increase in net assets resulting
     from operations........................ $1,578,906 $6,742,582  $  560,010
                                             ========== ==========  ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                         SMDS
                         --------------------------  --------------------------
                         6 Months Ended Year Ended   6 Months Ended Year Ended
                           06/30/00*     12/31/99      06/30/00*     12/31/99
                         -------------- -----------  -------------- -----------
OPERATIONS:
 Net investment income..  $   229,188   $   674,239   $ 2,529,108   $ 4,717,684
 Net realized gain
  (loss) on
  investments...........      620,176     3,251,257      (721,089)   (2,505,510)
 Net increase (decrease)
  in unrealized
  appreciation of
  investments...........      729,542    (9,385,310)    4,934,563    (6,710,730)
                          -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    1,578,906    (5,459,814)    6,742,582    (4,498,556)
                          -----------   -----------   -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.15 and
  $0.41 per share,
  respectively, for SGF,
  $0.96 and $1.55,
  respectively, for
  SMDS).................     (228,837)     (665,812)   (2,649,041)   (4,717,684)
 From realized gains on
  investments ($1.73 and
  $1.33 per share,
  respectively, for
  SGF)..................   (2,638,847)   (2,250,632)          --            --
 Return of capital (0.00
  and $0.49 per share
  for SMDS).............          --            --            --     (1,514,708)
CAPITAL SHARE
 TRANSACTIONS:/2/           1,128,010   (11,081,854)   (2,202,699)   (9,792,276)
                          -----------   -----------   -----------   -----------
 Total increase
  (decrease) in net
  assets................     (160,768)  (19,458,112)    1,890,842   (20,523,224)
NET ASSETS:
 Beginning of period....   43,865,061    63,323,173    59,413,078    79,936,302
                          -----------   -----------   -----------   -----------
 End of period
  (including
  undistributed net
  investment income
  (loss) of $8,778 and
  $8,427, respectively,
  for SGF, and
  ($119,933) and $0,
  respectively, for
  SMDS).................  $43,704,293   $43,865,061   $61,303,920   $59,413,078
                          ===========   ===========   ===========   ===========
                                    SSCV
                         --------------------------
                         6 Months Ended Year Ended
                           06/30/00*     12/31/99
                         -------------- -----------
OPERATIONS:
 Net investment income..  $   219,033   $   516,517
 Net realized gain on
  investments...........    1,244,624     1,034,763
 Net (decrease) in
  unrealized
  appreciation of
  investments...........     (903,647)   (2,192,714)
                          -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      560,010      (641,434)
                          -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.00 and
  $0.27 per share,
  respectively, for
  SSCV).................          --      (501,810)
 From realized gains on
  investments ($0.00 and
  $0.00 per share,
  respectively, for
  SSCV).................          --            --
                          -----------   -----------
CAPITAL SHARE
 TRANSACTIONS:/2/          (2,608,830)   (5,592,043)
                          -----------   -----------
 Total (decrease) in net
  assets................   (2,048,820)   (6,735,287)
NET ASSETS:
 Beginning of period....   36,054,018    42,789,305
                          -----------   -----------
 End of period
  (including
  undistributed net
  investment income of
  $235,136 and $16,103,
  respectively, for
  SSCV).................  $34,005,198   $36,054,018
                          ===========   ===========

--------
* Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                    SGF
                                ----------------------------------------------
                                   6 Months Ended
                                      06/30/00*          Year Ended 12/31/99
                                ----------------------  ----------------------
                                 Shares      Value       Shares      Value
                                --------  ------------  --------  ------------
Shares issued..................  321,164  $  9,916,006   119,531  $  3,966,635
Shares reinvested from net in-
 vestment income and capital
 gains distributions...........   86,980     2,569,377    82,967     2,568,964
                                --------  ------------  --------  ------------
                                 408,144    12,485,383   202,498     6,535,599
Shares redeemed................ (401,067)  (11,357,373) (560,493)  (17,617,453)
                                --------  ------------  --------  ------------
  Net increase (decrease)......    7,077  $  1,128,010  (357,995) $(11,081,854)
                                ========  ============  ========  ============

                                                   SMDS
                                ----------------------------------------------
                                   6 Months Ended
                                      06/30/00*          Year Ended 12/31/99
                                ----------------------  ----------------------
                                 Shares      Value       Shares      Value
                                --------  ------------  --------  ------------
Shares issued..................  500,943  $ 10,969,743   201,707  $  4,798,470
Shares reinvested from net in-
 vestment income...............   78,290     1,655,103   164,663     3,826,361
                                --------  ------------  --------  ------------
                                 579,233    12,624,846   366,370     8,624,831
Shares redeemed................ (671,741)  (14,827,545) (799,368)  (18,417,107)
                                --------  ------------  --------  ------------
  Net (decrease)...............  (92,508) $ (2,202,699) (432,998) $ (9,792,276)
                                ========  ============  ========  ============

                                                   SSCV
                                ----------------------------------------------
                                   6 Months Ended
                                      06/30/00*          Year Ended 12/31/99
                                ----------------------  ----------------------
                                 Shares      Value       Shares      Value
                                --------  ------------  --------  ------------
Shares issued..................   19,039  $    359,718   279,605  $  5,275,738
Shares reinvested from net in-
 vestment income and capital
 gains distributions...........      --            --     19,978       383,537
                                --------  ------------  --------  ------------
                                  19,039       359,718   299,583     5,659,275
Shares redeemed................ (156,920)   (2,968,548) (572,731)  (11,251,318)
                                --------  ------------  --------  ------------
  Net (decrease)............... (137,881) $ (2,608,830) (273,148) $ (5,592,043)
                                ========  ============  ========  ============

--------
* Unaudited


                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 2000 (unaudited)

Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. (the "Company") which operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $15,684,000 of which

-------------------------------------------------------------------------------
June 30, 2000 (unaudited)
   $7,681,000 expires in 2000, $4,331,000 expires in 2003, $1,167,000 expires in 2005 and $2,505,000 expires in 2007. SSCV has a capital loss carryover available to offset future capital gains, if any, of approximately $124,000, which expires in 2006.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Note 2. - During the six months ended June 30, 2000, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF-- $138,842; SMDS--$178,024; SSCV--$48,340. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index ("Russell 2000") over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an

-------------------------------------------------------------------------------
June 30, 2000 (unaudited)
incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the six months ended June 30, 2000 caused the advisory fee to decrease by $79,974.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Pursuant to an agreement between The Bank of New York (the "Custodian") and PFPC Inc., the Custodian reallows a portion of its custody fees to PFPC Inc. for certain services delegated to PFPC Inc. The amount is not readily determinable. Effective December 1, 1999, Provident Distributors, Inc. serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the six months ended June 30, 2000 were as follows:

                                                 SGF        SMDS        SSCV
                                             ----------- ----------- -----------
Cost of purchases........................... $10,894,871 $ 6,196,372 $ 8,294,497
Proceeds of sales...........................  13,180,196  10,340,881  11,666,987

Note 4. - Subsequent Event - On December 14, 1999 the Board of Directors approved a change to the name of Stratton Small-Cap Yield Fund to Stratton Small-Cap Value Fund.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                        Years Ended December                    Years Ended May
                          6 Months               31,               7 Months           31,
                            Ended      --------------------------   Ended       ----------------
                          06/30/00*     1999      1998     1997    12/31/96      1996     1995
                          ---------    -------   -------  -------  --------     -------  -------
Net Asset Value,
 Beginning of Period....   $ 29.23     $ 34.07   $ 33.39  $ 27.00  $ 27.18      $ 22.35  $ 20.65
                           -------     -------   -------  -------  -------      -------  -------
  Income From Investment
   Operations
  Net investment
   income...............     0.150       0.416     0.570    0.550    0.312        0.556    0.537
  Net gains (losses) on
   securities
   (both realized and
   unrealized)..........     1.490      (3.516)    3.130    8.900    1.298        5.759    2.978
                           -------     -------   -------  -------  -------      -------  -------
    Total from
     investment
     operations.........     1.640      (3.100)    3.700    9.450    1.610        6.315    3.515
                           -------     -------   -------  -------  -------      -------  -------
  Less Distributions
  Dividends (from net
   investment income)...    (0.150)     (0.410)   (0.590)  (0.540)  (0.580)      (0.540)  (0.540)
  Distributions (from
   capital gains).......    (1.730)     (1.330)   (2.430)  (2.520)  (1.210)      (0.945)  (1.275)
                           -------     -------   -------  -------  -------      -------  -------
    Total
     distributions......    (1.880)     (1.740)   (3.020)  (3.060)  (1.790)      (1.485)  (1.815)
                           -------     -------   -------  -------  -------      -------  -------
Net Asset Value, End of
 Period.................   $ 28.99     $ 29.23   $ 34.07  $ 33.39  $ 27.00      $ 27.18  $ 22.35
                           =======     =======   =======  =======  =======      =======  =======
Total Return............      5.49%      (9.29%)   11.46%   36.06%    6.40%       29.62%   18.61%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....   $43,704     $43,865   $63,323  $60,177  $44,801      $42,880  $31,719
  Ratio of expenses to
   average net assets...      1.25%/1/    1.13%     1.07%    1.11%    1.17%/1/     1.16%    1.31%
  Ratio of net
   investment income to
   average net assets...      1.17%/1/    1.21%     1.60%    1.87%    2.08%/1/     2.28%    2.70%
  Portfolio turnover
   rate.................     28.89%      39.81%    38.02%   34.40%   20.32%       15.41%   42.54%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                             6 Months     Years Ended December 31,      11 Months     Years Ended January 31,
                               Ended      ----------------------------    Ended       ------------------------
                             06/30/00*     1999      1998       1997    12/31/96         1996         1995
                             ---------    -------   -------   --------  ---------     -----------  -----------
Net Asset Value, Beginning
 of Period..................  $ 21.28     $ 24.78   $ 30.25   $  27.43  $  27.40      $     24.84  $     28.69
                              -------     -------   -------   --------  --------      -----------  -----------
  Income From Investment
   Operations
  Net investment income.....    0.916       1.550     1.650      1.540     1.630            1.880        1.940
  Net gains (losses) on
   securities (both realized
   and unrealized)..........    1.474      (3.010)   (5.070)     3.200     0.160            2.600       (3.870)
                              -------     -------   -------   --------  --------      -----------  -----------
    Total from investment
     operations.............    2.390      (1.460)   (3.420)     4.740     1.790            4.480       (1.930)
                              -------     -------   -------   --------  --------      -----------  -----------
  Less Distributions
  Dividends (from net
   investment income).......   (0.960)     (1.550)   (1.650)    (1.540)   (1.630)          (1.890)      (1.920)
  Distributions (in excess
   of net investment
   income)..................      --          --     (0.400)       --     (0.130)          (0.030)         --
  Return of capital.........      --       (0.490)      --      (0.380)      --               --           --
                              -------     -------   -------   --------  --------      -----------  -----------
    Total distributions.....   (0.960)     (2.040)   (2.050)    (1.920)   (1.760)          (1.920)      (1.920)
                              -------     -------   -------   --------  --------      -----------  -----------
Net Asset Value, End of
 Period.....................  $ 22.71     $ 21.28   $ 24.78   $  30.25  $  27.43      $     27.40  $     24.84
                              =======     =======   =======   ========  ========      ===========  ===========
Total Return................    11.67%      (6.25%)  (11.75%)    18.09%     7.12%           18.98%       (6.57%)
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's)...............  $61,304     $59,413   $79,936   $101,956  $103,780      $   129,267  $   134,066
  Ratio of expenses to
   average net assets.......     1.18%/1/    1.09%     1.02%      1.02%     1.02%/1/         0.99%        1.08%
  Ratio of net investment
   income to average net
   assets...................     8.52%/1/    6.61%     5.95%      5.48%     6.94%/1/         7.42%        7.71%
  Portfolio turnover rate...    10.96%      13.94%    18.89%     42.47%    69.19%           53.30%       39.50%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                           Years Ended December
                             6 Months               31,                 9 Months     Years Ended March 31,
                               Ended      ---------------------------     Ended      ----------------------
                             06/30/00*     1999      1998     1997/2/  12/31/96/2/    1996/2/     1995/2/
                             ---------    -------   -------   -------  -----------   ----------  ----------
Net Asset Value, Beginning
 of Period..................  $ 19.44     $ 20.11   $ 22.47   $ 16.79    $ 15.98     $    12.94  $    12.97
                              -------     -------   -------   -------    -------     ----------  ----------
  Income from Investment
   Operations
  Net investment income.....    0.128       0.278     0.170     0.210      0.260          0.330       0.290
  Net gains (losses) on
   securities (both realized
   and unrealized)..........    0.232      (0.678)   (2.310)    6.800      1.740          3.040      (0.020)
                              -------     -------   -------   -------    -------     ----------  ----------
    Total from investment
     operations.............    0.360      (0.400)   (2.140)    7.010      2.000          3.370       0.270
                              -------     -------   -------   -------    -------     ----------  ----------
  Less Distributions
  Dividends (from net
   investment income).......      --       (0.270)   (0.180)   (0.200)    (0.270)        (0.330)     (0.300)
  Distributions (from
   capital gains)...........      --          --     (0.040)   (1.130)    (0.920)           --          --
                              -------     -------   -------   -------    -------     ----------  ----------
    Total distributions.....      --       (0.270)   (0.220)   (1.330)    (1.190)        (0.330)     (0.300)
                              -------     -------   -------   -------    -------     ----------  ----------
Net Asset Value, End of
 Period.....................  $ 19.80     $ 19.44   $ 20.11   $ 22.47    $ 16.79     $    15.98  $    12.94
                              =======     =======   =======   =======    =======     ==========  ==========
Total Return................     1.85%      (1.98%)   (9.58%)   42.37%     12.84%         26.18%       2.09%
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's)...............  $34,005     $36,054   $42,789   $39,377    $21,691     $   19,592  $   14,058
  Ratio of expenses to
   average net assets.......     0.90%/1/    1.08%     1.56%     1.62%      1.29%/1/       1.46%       2.12%
  Ratio of net investment
   income to average net
   assets...................     1.31%/1/    1.29%     0.80%     1.09%      2.03%/1/       2.28%       2.36%
  Portfolio turnover rate...    25.99%      43.44%    35.74%    26.27%     35.86%         33.50%      30.20%

--------
* Unaudited
/1/Annualized
/2/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. There is no minimum for retirement accounts. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs which pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 1-800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767, King of Prussia, PA 19406-8767

   Distributed by Provident Distributors, Inc., 3200 Horizon Drive, King of
      Prussia,  PA  19406-0903--Date  of  first use  August  2000.  This report is to  be preceded or  accompanied by a  Prospectus.
             All indices  are unmanaged  groupings of  stock that
                are not available for investment.

DIRECTORS
Lynne M. Cannon                 Merritt N. Rhoad, Jr.
John J. Lombard, Jr.            Richard W. Stevens
Douglas J. MacMaster, Jr.       James W. Stratton
Henry A. Rentschler

OFFICERS
James W. Stratton               Gerald M. Van Horn
Chairman                        Vice President
Stratton Mutual Funds           Stratton Small-Cap Value Fund
President                       Joanne E. Kuzma
Stratton Small-Cap Value Fund   Vice President
John A. Affleck                 Patricia L. Sloan
President                       Secretary & Treasurer
Stratton Growth Fund            Brigid E. Hummel
James A. Beers                  Assistant Secretary &
President, Stratton Monthly     Treasurer
Dividend REIT Shares

INVESTMENT ADVISOR
Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA. 19406-1050. Telephone 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT
PFPC Inc.
P.O. Box 61503, King of Prussia, PA. 19406-0903
Telephone: 610-239-4600. 1-800-472-4266

CUSTODIAN BANK
The Bank of New York
48 Wall Street, New York, NY. 10286

Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com

--------------------------
  STRATTON MUTUAL FUNDS
--------------------------
Stability.Strategy.Success

[LOGO OF STRATTON MUTUAL FUNDS]